EXHIBIT 10.3


                               THIRD AMENDMENT TO
                           THIRD AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                                       AND
                   AMENDMENT TO AMENDED REVOLVING CREDIT NOTE



         THIS AMENDMENT amends that certain Third Amended and Restated Revolving Credit and Term Agreement (the "Agreement") dated as of January 12, 1996 by and between ZYTEC CORPORATION, a Minnesota corporation (the "Borrower") and FIRSTAR BANK OF MINNESOTA, NATIONAL ASSOCIATION (the "Bank"), as amended by that certain First Amendment dated February 28, 1996 and further amended by that certain Second Amended dated April 4, 1996, together with that certain Amended Revolving Credit Note dated April 4, 1996, made payable by the Borrower to the Bank in the original principal amount of $16,000,000 (the "Note"). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement and the Note.

         At the request of the Borrower, the Lender has agreed to enter into this Amendment for the purpose of extending the stated Termination Date with respect to the Revolving Credit Commitment from April 30, 1996 to June 30, 1996, and accordingly, the parties hereby agree as follows:

      1. AMENDMENT TO DEFINITION "TERMINATION DATE." At the request of the Borrower, the Lender hereby agrees to delete the current definition of "Termination Date" as appears in Article 1 of the Agreement and replace it with the following:

           "TERMINATION DATE" shall mean the earliest of June 30, 1996 or the date on which an Event of Default has occurred.

      2. AMENDMENT OF NOTE. The Lender hereby further agrees that the first paragraph of the Note shall be amended by deleting the date "April 30, 1996" therefrom and by substituting the date "June 30, 1996" therefor.

      3. NO WAIVER. This Amendment shall not be construed as or be deemed to be a waiver by the Bank of any existing Defaults or Events of Defaults by the Borrower, whether known or undiscovered.

      4. REAFFIRMATION OF REPRESENTATIONS, WARRANTIES IN LOAN DOCUMENTS. Borrower hereby reaffirms all of the representations and warranties set forth in the Agreement.

      5. EFFECT OF AMENDMENT. Except to the extent expressly modified by this Amendment, each of the Agreement and the Note shall remain in full force and effect in accordance with its original terms.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of this 6th day of May, 1996.

                                              ZYTEC CORPORATION


                                              /s/ Ronald D. Schmidt
                                              By:  Ronald D. Schmidt
                                              Name and Title:  R.D. Schmidt,
                                              President


                                              FIRSTAR BANK OF MINNESOTA,
                                              NATIONAL ASSOCIATION

                                              /s/ Karen S. Paris
                                              By:  Karen S. Paris
                                              Name and Title:  Karen S. Paris



STATE OF MINNESOTA         )
                           ) ss.
COUNTY OF HENNEPIN         )

         The foregoing instrument was acknowledged before me this 6th day of May, 1996, by Ronald D. Schmidt, the President of Zytec Corporation, a Minnesota corporation, for and on behalf of said corporation.


                                                  /s/  Karen Scheldroup
                                                  Notary Public


STATE OF MINNESOTA         )
                           ) ss.
COUNTY OF HENNEPIN         )

         The foregoing instrument was acknowledged before me this ___ day of May, 1996, by ____________________________, the ____________________ of Firstar
Bank of Minnesota, a national association, for and on behalf of said Bank.



                                                ----------------------------
                                                Notary Public